U.S. EQUITY FUNDS

JPMorgan Small Cap Core Fund

(Select Class Shares)

Supplement dated July 6, 2016

to the Prospectus, Summary Prospectus and Statement of Additional Information

dated November 1, 2015, as supplemented

The Board of Trustees has approved certain changes to the Select Class Shares (“Select Shares”) of the JPMorgan Small Cap Core Fund (the “Fund”).

Name Change for the Select Shares and Change to Shareholder Eligibility

Effective on or about September 15, 2016, the Fund’s Select Shares will be redesignated as and renamed Class R5 Shares (the “Transition”). At that time, the ongoing eligibility for the renamed class will be changed to match the eligibility for the Class R5 Shares of other J.P. Morgan Funds, which is limited to investments by group retirement plans, Section 529 college savings plans and certain other J.P. Morgan Funds. However, any current shareholders in the Fund’s Select Shares who would not otherwise be eligible to own Class R5 Shares after the Transition but who held Select Shares prior to the Transition can continue to purchase the Class R5 Shares in accounts that existed at the time of the Transition.

Therefore, beginning as of the time of the Transition, the eligibility of the Fund’s new Class R5 Shares will be as follows:

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Group Retirement Plans — The only retirement plans that are eligible to purchase Class R5 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

•	Section 529 college savings plans

•	Current and future JPMorgan SmartRetirement and JPMorgan SmartRetirement Blend Funds

•	Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees

Class R5 Shares of the Fund may also be held by shareholders who would not otherwise be eligible to own Class R5 Shares but formerly held Select Shares before they were redesignated and renamed as Class R5 Shares at the time of the Transition. Such shareholders can continue to purchase Class R5 Shares in accounts which existed at the time of the Transition.

Other Changes to the Select Shares as a Result of the Transition

1.	The shareholder servicing fee for the Fund’s renamed Class R5 Shares will be reduced from 0.25% to 0.05%. In the fee table, this change will reduce the Total Annual Fund Operating Expenses to 0.92%, but it will not affect the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement. At the time of the Transition, the expense cap for the renamed Class R5 Shares of 0.80% will be extended to September 15, 2018.

2.	At the time of the Transition, certain operational features will be changed as follows:

•	Any Systematic Investment Plan or Systematic Withdrawal Plan you have scheduled will be discontinued. The last transactions under these plans will occur on September 12, 2016.

•	If you have online trading or other online account features set up, these features will be discontinued effective as of the date of the Transition.

SUP-SCC-716

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Your exchange privileges will be changed. Currently Select Shares may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same fund to the extent you meet any investment minimum or eligibility requirements. After the Transition, subject to meeting any applicable investment minimum and eligibility requirements, your renamed Class R5 Shares may be exchanged for Class R5 Shares of another J.P. Morgan Fund, or any other class of shares of your Fund. Please note that if you don’t generally meet the eligibility requirements for Class R5 Shares, after the Transition you will not be able to exchange from the Fund into Class R5 Shares of another J.P. Morgan Fund.

If these features are important to you, you may want to consider exchanging your Select Shares into another J.P. Morgan Fund prior to the Transition. Such exchange will, however, generally be considered a sale, and generally results in a capital gain or loss, for federal income tax purposes.

Limited Offering for Select Shares

Effective as of the close of business on August 12, 2016 (the “Closing Date”), the Fund’s Select Shares will be publicly offered only on a limited basis. The limited offering will be discontinued as of the Transition.

After the Closing Date, investors are not eligible to purchase Select Shares of the Fund, except as described below. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups described below will be permitted to continue to purchase Select Shares during the limited offering. Except as otherwise described below, shareholders of record are permitted to continue to purchase Select Shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable closing date are permitted to continue to purchase Select Shares after the Closing Date.

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Shareholders of Select Shares as of the Closing Date are able to continue to purchase additional Shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of Select Shares as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

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Group employer benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans), which have the Select Shares available to participants on or before the Closing Date, may continue to open accounts for new participants which will invest in Select Shares and purchase additional Select Shares in existing participant accounts. New group employer benefit plans, including 401(k), 403(b) and 457 plans and health savings account programs (and their successor, related and affiliated plans), may also establish new accounts for Select Shares with the Fund, provided the new plans have approved and selected the Select Shares as an investment option by the Closing Date and the plan has also been accepted for investment by the Fund and its distributor by the Closing Date; or

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Approved fee-based advisory programs utilizing the Select Shares as of the Closing Date may continue to utilize the Select Shares for new and existing program accounts. These programs must be accepted for continued investment by the Fund and its distributor by the Closing Date.

If all Select Shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Select Shares’ shareholders will not be able to buy additional Select Shares or reopen their accounts in Select Shares unless a former shareholder makes his or her repurchase within 90 days of the redemption. These repurchase restrictions, however, do not apply to participants in groups listed above as eligible to continue to purchase even if the plan or program would liquidate its entire position. If shares are purchased through a Financial Intermediary, contact your investment representative for their requirements and procedures.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase Select Shares, after the Closing Date, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE